Exhibit 10.2

Execution Version

ELEVENTH AMENDMENT TO TERM LOAN AGREEMENT

THIS ELEVENTH AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), dated as of September 16, 2021, is made by and between RLJ LODGING TRUST, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), RLJ LODGING TRUST, a Maryland real estate investment trust (the “Parent Guarantor”), each of the undersigned Subsidiary Guarantors (as defined in the Amended Term Loan Agreement(as defined below)), the Lenders party hereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent Guarantor, the Administrative Agent and the financial institutions initially a signatory to the Existing Term Loan Agreement (as defined below) together with their successors and assigns under Section 13.6 of the Existing Term Loan Agreement have entered into that certain Term Loan Agreement dated as of November 20, 2012, as amended by the First Amendment to Term Loan Agreement, dated as of August 27, 2013, the Second Amendment to Term Loan Agreement, dated as of June 1, 2015, the Third Amendment to Term Loan Agreement, dated as of November 12, 2015, the Fourth Amendment to Term Loan Agreement and First Amendment to Guaranty, dated as of April 22, 2016, the Fifth Amendment to Term Loan Agreement, dated as of August 31, 2017, the Sixth Amendment to Term Loan Agreement, dated as of January 25, 2018, the Seventh Amendment to Term Loan Agreement, dated as of December 18, 2019, the Eighth Amendment to Term Loan Agreement, dated as of June 24, 2020, the Ninth Amendment to Term Loan Agreement, dated as of December 10, 2020, and the Tenth Amended to Term Loan Agreement, dated as of June 10, 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, collectively, the “Existing Term Loan Agreement,” and the Existing Term Loan Agreement as amended by this Amendment, the “Amended Term Loan Agreement”). Capitalized terms used herein and not defined herein have the meanings provided in the Amended Term Loan Agreement;

WHEREAS, the Borrower and the Parent Guarantor have requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Existing Term Loan Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Amendment (which Lenders comprise the Requisite Lenders under the Existing Term Loan Agreement) have agreed to so amend certain terms and conditions of the Existing Term Loan Agreement and to make certain agreed upon modifications on the terms and conditions set forth below in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.            Amendments to Existing Term Loan Agreement.

(a)            Section 1.1 of the Existing Term Loan Agreement is hereby amended by adding or amending and restating, as applicable, the following definitions in appropriate alphabetical order:

“Eleventh Amendment” means the Eleventh Amendment to Term Loan Agreement, dated as of September 16, 2021, among the Borrower, the Parent Guarantor, the Subsidiary Guarantors party thereto, the Extending Lenders and the Administrative Agent.

“Extending Lenders” means, collectively, (i) each Lender that is a party to the Eleventh Amendment, together with such Lender’s successors and assigns, and (ii) any other Lender that at any time consents after the date of the Eleventh Amendment, in its sole discretion, to extend the Maturity Date with respect to all of the Loans held by such Lender in accordance with Section 2.13.

“Knickerbocker Intercompany Debt” means that certain loan in the principal amount of $85,000,000 made by Borrower to FCH HH Knickerbocker Owner, L.P. and secured by the Property known as the Knickerbocker Hotel, and evidenced by the Knickerbocker Intercompany Note.

“Knickerbocker Intercompany Mortgage” means that certain Amended, Restated and Consolidated Mortgage, Leasehold Mortgage, Assignment of Leases and Profits, Security Agreement and Fixture Filing, dated as of November 6, 2018, among FCH HH Knickerbocker Owner, L.P., as mortgagor, Knickerbocker Master Lessee, L.P., as accommodation mortgagor, and the Borrower.

“Knickerbocker Intercompany Note” means that certain Amended, Restated and Consolidated Promissory Note, dated November 6, 2018, by FCH HH Knickerbocker Owner, L.P in favor of the Borrower.

“Option to Extend” has the meaning given that term in Section 2.13.

“Revised Unencumbered Asset Value” means at any time the Unencumbered Asset Value at such time; provided, that during the Restriction Period, the Operating Property Value of any Borrowing Base Property included in the determination of Unencumbered Asset Value at such time shall be determined based on (i) with respect to (x) any Borrowing Base Property in the Unencumbered Pool as of December 31, 2019 and (y) any Borrowing Base Property added after December 31, 2019 and owned by any FelCor Subsidiary, the Operating Property Value of such Borrowing Base Property as of December 31, 2019, and (ii) with respect to any Borrowing Base Property added after December 31, 2019 (other than any Borrowing Base Property owned by any FelCor Subsidiary), the Operating Property Value of such Borrowing Base Property at any time (i.e., in the case of this clause (ii), calculated in the same manner as set forth in the definition of Unencumbered Asset Value).

(b)            Section 1.1 of the Existing Term Loan Agreement is hereby amended by adding the following language at the end of the definition of “Applicable Margin”:

“Notwithstanding the foregoing, if Borrower exercises the Option to Extend, commencing on the initial Maturity Date (i.e., January 25, 2023) and thereafter, the Applicable Margin then in effect for the Loans shall be increased by 0.30% for each Level.”

(c)            Section 1.1 of the Existing Term Loan Agreement is hereby amended by deleting the “and” prior to clause (b) in the definition of “Negative Pledge” and adding the following language immediately before the phrase “shall not constitute a Negative Pledge” at the end of such definition:

“, and (c) any provision of the Knickerbocker Intercompany Mortgage which prohibits or purports to prohibit the creation or assumption of any Lien on the Property known as the Knickerbocker Hotel”

(d)            Section 1.1 of the Existing Term Loan Agreement is hereby amended by deleting the “and” prior to clause (l) in the definition of “Permitted Liens” and adding the following language immediately before the period at the end of such definition:

“; and (m) with respect to the Property known as the Knickerbocker Hotel, the Lien evidenced by the Knickerbocker Mortgage so long as such Lien is held by, and the underlying Knickerbocker Intercompany Indebtedness is payable to, the Borrower”

(e)            Section 2.13 of the Existing Term Loan Agreement is hereby amended and restated in its entirety as follows:

“2.13      Extension of Maturity Date. The Borrower shall have one (1) option to extend (the “Option to Extend”) the Maturity Date with respect all of the Loans held by Extending Lenders by one (1) year upon satisfaction of each of the following conditions precedent:

(a)            the Borrower shall provide the Administrative Agent with written notice of the Borrower’s request to exercise the Option to Extend not more than one hundred twenty (120) days but not less than forty-five (45) days prior to the initial Maturity Date;

(b)            as of the date of receipt by the Administrative Agent of written notice of the Borrower’s request to exercise the Option to Extend and as of the initial Maturity Date, no Default or Event of Default shall have occurred and be continuing, and the Borrower shall so certify in writing;

(c)            the Borrower shall have delivered to Administrative Agent a Compliance Certificate, prepared as of the last day of the most recent fiscal quarter, evidencing pro forma compliance with the covenants set forth in Section 10.1 after giving effect to the repayment of non-extended Loans on the initial Maturity Date and the extension of the Loans so extended;

(d)            all representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty shall be true and correct in all respects) on and as of the date of receipt by the Administrative Agent) of written notice of the Borrower’s request to exercise the Option to Extend and as of the initial Maturity Date with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents, and the Borrower shall so certify in writing;

(e)            the Borrower shall execute or cause the execution of all documents reasonably required by the Administrative Agent to effect the exercise of the Option to Extend; and

(f)            on or before the initial Maturity Date, the Borrower shall pay to the Administrative Agent (for the account of the Extending Lenders) the extension fee provided for in Section 3.5(c).

Upon the Borrower’s exercise of its Option to Extend in accordance with the foregoing, only those Loans held by Extending Lenders shall be extended. Other than with respect to those Extending Lenders pursuant to clause (i) of the definition thereof, the Borrower specifically acknowledges that the Option to Extend may be granted or denied in each Lender’s sole discretion, and no Lender can be required to extend such Lender’s Loans without such Lender’s consent.”

(f)            Section 3.5 of the Existing Term Loan Agreement is hereby amended by adding the following new clause (c) at the end thereof as follows:

“(c)      Extension Fees. If the Borrower exercises its right to extend the Maturity Date in accordance with Section 2.13, the Borrower agrees to pay to the Administrative Agent for the account of each Extending Lender, a fee equal to fifteen hundredths of one percent (0.15%) of the amount of such Loans held by such Extending Lender.”

(g)            Section 10.12(b)(x) of the Existing Term Loan Agreement is hereby amended and restated in its entirety as follows:

“(x)      additional Acquisitions and Investments in an aggregate amount during the Restriction Period not to exceed:

(A)            if the Outstanding Amount of Revolving Credit Loans (each as defined in the Revolving Credit Agreement) is greater than $0 but does not exceed $200,000,000 immediately after giving effect to such Acquisition or Investment, $300,000,000; and

(B)            if the Outstanding Amount of Revolving Credit Loans is equal to $0 immediately after giving effect to such Acquisition or Investment, $450,000,000;

provided that any such Acquisitions or Investments, in the case of this clause (x), are limited to (1) Acquisitions of Eligible Properties which are added as Borrowing Base Properties in accordance with Section 4.1; (2) Investments in Borrowing Base Properties or Subsidiary Guarantors or Non-Loan Party BB Subsidiaries that own or ground lease such Borrowing Base Properties; or (3) Acquisition of Properties where the underlying property is subject to existing Non-Recourse Indebtedness which is assumed by the acquiring Subsidiary; provided, further, that for purposes of determining compliance with the amount limitations set forth in this clause (x), the principal amount of any assumed Non-Recourse Indebtedness shall be excluded; and”

2.            Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions precedent:

(a)            The Administrative Agent shall have received:

(i)	counterparts of this Amendment duly executed and delivered by the Borrower and the other Loan Parties, the Administrative Agent and the Requisite Lenders;

(ii)	all other fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all reasonable and documented out-of-pocket expenses (including fees and reasonable and documented out-of-pocket expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment; and

(iii)	a copy of a duly executed amendment to each of the Revolving Credit Agreement and the Capital One Term Loan Agreement, consistent with the modifications contemplated hereby.

(b)            In the good faith and reasonable judgment of the Administrative Agent the Borrower and each other Loan Party shall have provided (i) all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower.

The Administrative Agent shall notify in writing the Borrower and the Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding.

3.            [Intentionally Omitted].

4.            Representations and Warranties. The Borrower and the Parent Guarantor each hereby certifies that: (a)  no Default or Event of Default exists as of the date hereof or would exist immediately, in each case, after giving effect to this Amendment; (b) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (unless any such representation and warranty is qualified by materiality, in which event such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (unless any such representation and warranty is qualified by materiality, in which event such representation and warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents; (c) no consent, approval, order or authorization of, or registration or filing with, any third party (other than any required filing with the SEC, which the Borrower agrees to file in a timely manner or filings or recordations required in connection with the perfection of any Lien on the Collateral in favor of the Administrative Agent) is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained; and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower and the Parent Guarantor, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally. The Borrower and the Parent Guarantor each confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ or the Administrative Agent’s rights and remedies (all of which are hereby reserved).

5.            [Intentionally Omitted].

6.            Ratification. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the Borrower, the Parent Guarantor and each Subsidiary Guarantor each hereby reaffirms and confirms its obligations under the Amended Term Loan Agreement, the Guaranty (solely with respect to the Parent Guarantor and the Subsidiary Guarantors) and the other Loan Documents to which it is a party and each and every such Loan Document executed by the undersigned in connection with the Existing Term Loan Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. This Amendment is not intended to and shall not constitute a novation. All references to the Existing Term Loan Agreement contained in the above-referenced documents shall be a reference to the Amended Term Loan Agreement and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified.

7.            GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

8.            Counterparts. To facilitate execution, this Amendment and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

9.            Headings. The headings of this Amendment are provided for convenience of reference only and shall not affect its construction or interpretation.

10.            Miscellaneous. This Amendment shall constitute a Loan Document under the Amended Term Loan Agreement. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment. Each of the Borrower and the Parent Guarantor represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this Amendment.

11.            Litigation; Jurisdiction; Other Matters; Waivers. The terms and provisions of Section 13.5 of the Existing Term Loan Agreement are incorporated herein by reference, mutatis mutandis, as though fully set forth herein, and the parties hereto agree to such terms.

REST OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers all as of the day and year first above written.

BORROWER:

RLJ LODGING TRUST, L.P., a Delaware limited partnership

By:	RLJ Lodging Trust,
a Maryland real estate investment trust,
its sole general partner

By:	/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Chief Executive Officer

PARENT GUARANTOR:

RLJ LODGING TRUST,
a Maryland real estate investment trust

By:	/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Chief Executive Officer

RLJ – Eleventh Amendment to Term Loan Agreement

SUBSIDIARY GUARANTORS:

RLJ III – C BUCKHEAD, INC.,
a Texas corporation

By:	/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Treasurer

RLJ III – EM WEST PALM BEACH, INC.,
a Texas corporation

By:	/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Treasurer

RLJ III – MH DENVER AIRPORT, INC.,
a Delaware corporation

By:	/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Treasurer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON ANNEX I HERETO

By:	RLJ LODGING TRUST, L.P.,
a Delaware limited partnership,the direct or indirect holder of all controlling interests in such Subsidiary Guarantor

By: RLJ LODGING TRUST, a Maryland real estate investment trust, its sole general partner

By:	/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Chief Executive Officer

[Signatures Continued on Next Page]

RLJ – Eleventh Amendment to Term Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Daniel S. Dyer
Name: Daniel S. Dyer
Title: Director

[Signatures Continued on Next Page]

RLJ – Eleventh Amendment to Term Loan Agreement

CAPITAL ONE, N.A., as Lender

By:	/s/ Jessica W. Phillips
Name:	Jessica W. Phillips
Title:	Authorized Signatory

REGIONS BANK, as Lender

By:	/s/ Ghi S. Gavin
Name:	Ghi S. Gavin
Title:	Senior Vice President

RAYMOND JAMES BANK, as Lender

By:	/s/ James Armstrong
Name:	James Armstrong
Title:	SVP Raymond James Bank

ROYAL BANK OF CANADA, as Lender

By:	/s/ Jake Sigmund
Name:	Jake Sigmund
Title:	Authorized Signatory

TRUIST BANK, f/k/a BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Ryan Almond
Name:	Ryan Almond
Title:	Director

ANNEX I

SUBSIDIARY GUARANTORS

Subsidiary GuarantorS
1.	RLJ C Charleston HD, LLC
2.	RLJ C HOUSTON HUMBLE, LP
3.	RLJ C NY Upper Eastside, LLC
4.	RLJ C PORTLAND DT, LLC
5.	RLJ C WAIKIKI, LLC
6.	RLJ CABANA MIAMI BEACH, LLC
7.	RLJ DBT KEY WEST, LLC
8.	RLJ EM IRVINE, LP
9.	RLJ EM Waltham, LLC
10.	RLJ HGN Emeryville, LP
11.	RLJ HP Fremont, LP
12.	RLJ HY ATLANTA MIDTOWN, LLC
13.	RLJ HyH San Diego, LP
14.	RLJ HyH San Jose, LP
15.	RLJ HyH San Ramon, LP
16.	RLJ HyH Woodlands, LP
17.	RLJ II – C MIDWAY, LLC
18.	RLJ II – F CHERRY CREEK, LLC
19.	RLJ II – F KEY WEST, LLC
20.	RLJ II – F MIDWAY, LLC
21.	RLJ II – HA GARDEN CITY, LLC
22.	RLJ II – HA MIDWAY, LLC
23.	RLJ II – HG MIDWAY, LLC
24.	RLJ II - HOLX Midway, LLC
25.	RLJ II – INDY CAPITOL HOTELS, LLC
26.	RLJ II – MH DENVER S, LLC
27.	RLJ II – MH MIDWAY, LLC
28.	RLJ II – R HOUSTON GALLERIA, LP
29.	RLJ II – R LOUISVILLE DT KY, LLC
30.	RLJ II – R MERRILLVILLE, LLC
31.	RLJ II – RH BOULDER, LLC
32.	RLJ II – RH PLANTATION, LLC
33.	RLJ II – S WESTMINSTER, LLC
34.	RLJ II – SLE MIDWAY, LLC
35.	RLJ III – DBT Metropolitan Manhattan, LP
36.	RLJ III – EM Fort Myers, LLC
37.	RLJ III – EM Tampa DT, LLC

38.	RLJ III – HG New Orleans Convention Center, LLC
39.	RLJ III – HGN Hollywood, LP
40.	RLJ III – HGN Pittsburgh, LP
41.	RLJ III – R National Harbor, LLC
42.	RLJ III – St. Charles Ave Hotel, LLC
43.	RLJ R Atlanta Midtown, LLC
44.	RLJ R HOUSTON HUMBLE, LP
45.	RLJ S Hillsboro, LLC
46.	RLJ C San francisco, lp
47.	rlj hp washington dc, llc
48.	rlj s houston humble, lp
49.	RLJ C HOUSTON HUMBLE GENERAL PARTNER, LLC
50.	RLJ EM IRVINE GENERAL PARTNER, LLC
51.	RLJ HP FREMONT GENERAL PARTNER, LLC
52.	RLJ HYH SAN DIEGO GENERAL PARTNER, LLC
53.	RLJ HYH SAN JOSE GENERAL PARTNER, LLC
54.	RLJ HYH SAN RAMON GENERAL PARTNER, LLC
55.	RLJ HYH WOODLANDS GENERAL PARTNER, LLC
56.	RLJ II SENIOR MEZZANINE BORROWER, LLC
57.	RLJ II JUNIOR MEZZANINE BORROWER, LLC
58.	RLJ II – R HOUSTON GALLERIA GENERAL PARTNER, LLC
59.	RLJ III – C BUCKHEAD PARENT, LLC
60.	RLJ III – EM WEST PALM BEACH PARENT, LLC
61.	RLJ III – HGN HOLLYWOOD GENERAL PARTNER, LLC
62.	RLJ R HOUSTON HUMBLE GENERAL PARTNER, LLC
63.	RLJ C SAN FRANCISCO GENERAL PARTNER, LLC
64.	RLJ S HOUSTON HUMBLE GENERAL PARTNER, LLC
65.	RLJ III – DBT MET MEZZ BORROWER, LP
66.	RLJ III – DBT METROPOLITAN MANHATTAN GP, LLC
67.	RLJ III – DBT MET MEZZ BORROWER GP, LLC
68.	DBT MET HOTEL VENTURE, LP
69.	DBT MET HOTEL VENTURE GP, LLC
70.	RLJ III – DBT MET HOTEL PARTNER, LLC
71.	RLJ HGN EMERYVILLE GENERAL PARTNER, LLC
72.	RLJ III – HGN PITTSBURGH GENERAL PARTNER, LLC
73.	RLJ II – CR AUSTIN DT, LP
74.	RLJ II – CR AUSTIN DT GENERAL PARTNER, LLC
75.	RLJ III – HS WASHINGTON DC, LLC
76.	RLJ R BETHESDA, LLC
77.	RLJ II – MH LOUISVILLE DT, LLC
78.	RLJ III – MH DENVER AIRPORT PARENT, LLC
79.	RLJ R LOS ALTOS, LP
80.	RLJ R LOS ALTOS GENERAL PARTNERS, LLC
81.	RLJ HA ATLANTA MIDTOWN, LLC